Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Boston Communications Group, Inc. (the “Company”) for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, E.Y. Snowden, President and Chief Executive Officer, and Karen A. Walker, Vice President, Finance and Administration and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003	/s/ E.Y. Snowden
E.Y. Snowden
President and Chief Executive Officer

Date: August 14, 2003	/s/ Karen A. Walker
Karen A. Walker
Vice President, Finance and Administration and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Boston Communications Group, Inc., and will be retained by Boston Communications Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.